 Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Annual Report of Global Gate Property Corp. (the Company") on Form 10-K for the year ended December 31, 2010 as filed with the Securities and Exchange Commission (the "Report"), I, Gary S. Ohlbaum, President, Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fully presents, in all material respects, the financial condition and results of operations or the Company.

Date: April 15, 2011	By:	/s/ Gary S. Ohlbaum
Gary S. Ohlbaum
President, Chief Executive Officer
and Chief Financial Officer